UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                October 10, 2002
                                (Date of earliest
                                 event reported)


Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

Item 5. Other Events

On October 11, 2002 Exelon issued a note to its financial community, which is included as exhibit 99.1. Additionally, Commonwealth Edison Company issued a press release on October 10, 2002 attached as exhibit 99.2.

Exhibit Index

Exhibit No.       Description
-----------       -----------
99.1              Exelon's note to its financial community regarding a
                  report by Liberty Consulting

99.2              ComEd's press release regarding a report by Liberty Consulting

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   EXELON CORPORATION
                                                   COMMONWEALTH EDISON COMPANY


                                                   /S/ Ruth Ann M. Gillis
                                                   -----------------------------
                                                   Ruth Ann M. Gillis
                                                   Senior Vice President
                                                   Exelon Corporation


October 10, 2002